UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): November 6, 2013

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2013, EVERTEC, Inc. (“EVERTEC” or the “Company”) issued a press release announcing its results for the quarter ended September 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with its earnings conference call to discuss its financial results for the quarter ended September 30, 2013, the Company also plans to discuss, and has posted on its website (www.evertecinc.com), supplemental presentation materials regarding an update on the Puerto Rican economy and its business. A copy of the supplemental presentation materials is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 2.02 (including Exhibits 99.1 and 99.4) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On November 6, 2013, the Company issued a press release announcing that the Board of Directors of the Company has declared a regular quarterly cash dividend of $0.10 per share on the Company’s outstanding shares of common stock. The cash dividend of $0.10 per share will be paid on December 6, 2013 to stockholders of record as of the close of business on November 18, 2013.

The Board anticipates declaring this dividend in future quarters on a regular basis; however future declarations of dividends are subject to Board of Director approval and may be adjusted as business needs or market conditions change.

A copy of the press release announcing the dividend discussed above is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 6, 2013, the Company also issued a press release announcing the appointment of Eduardo Camargo, as Executive Vice President and Chief Information Officer of EVERTEC. Mr. Eduardo Camargo will be responsible for managing EVERTEC’s information technology organization and infrastructure. Mr. Eduardo Camargo will report to Peter Harrington, EVERTEC’s President and Chief Executive Officer.

A copy of the press release announcing the appointment of Mr. Eduardo Camargo as Executive Vice President and Chief Information Officer of EVERTEC is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 7.01 (including Exhibits 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release re: third quarter earnings issued by EVERTEC, Inc., dated November 6, 2013.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc., dated November 6, 2013.

99.3	Press Release re: appointment of new Chief Information Officer issued by EVERTEC, Inc., dated November 6, 2013.

99.4	Supplemental Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: November 6, 2013	By:	/s/ Juan J. Román
		Name:	Juan J. Román
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release re: third quarter earnings issued by EVERTEC, Inc., dated November 6, 2013.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc., dated November 6, 2013.

99.3	Press Release re: appointment of new Chief Information Officer issued by EVERTEC, Inc., dated November 6, 2013.

99.4	Supplemental Presentation Materials.